UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2009

Commission File Number 0-27958

FLANDERS CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	13-3368271
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

531 Flanders Filters Road, Washington, NC	27889
(Address of principal executive offices)	(Zip Code)

(252) 946-8081

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure under Item 2.01 is incorporated by reference in this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 21, 2009, Flanders Corporation, a North Carolina corporation (“Flanders”), agreed to acquire certain assets from Wildwood Industries, Inc. for $3.6 million in cash, pending bankruptcy court approval. Flanders will retain the furnace filter equipment and inventory and will sell the unrelated assets to R.P.S. Products, Inc. for $2.2 million in cash. These agreements are filed as Exhibit 10.1and 10.2 attached hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Flanders Corporation Offering Bid for Certain Assets of Wildwood Industries

10.2	Binding Purchase Agreement between R.P.S. Products, Inc. and Flanders Corporation

99.1	Press Release issued May 27, 2009

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLANDERS CORPORATION

Date: May 27, 2009	By:	/s/ John Oakley
John Oakley
Chief Financial Officer

3